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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   F O R M  8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2001

                         CIT Equipment Collateral 2001-1
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                         -------------------------------
                 (State or other jurisdiction of incorporation)

              000-32483                                             Applied For
        ----------------------                            -------------------------------
       (Commission File Number)                          (IRS Employer Identification No.)

                    c/o Allfirst Financial Center National Association
                                499 Mitchell Road
                                Mail Code 101-591
                            Millsboro, Delaware 19966
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (410) 244-4626

                                       N/A

        (Former name or former address, if changed since last report.)










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Item 2. Acquisition or Disposition of Assets.

     On March 9, 2001, NCT Funding Company, L.L.C. (the "Company") sold $180,000,000 aggregate principal amount of Class A-1 5.0325% Receivable-Backed Notes, $254,000,000 aggregate principal amount of Class A-2 5.02% Receivable-Backed Notes, $233,000,000 aggregate principal amount of Class A-3 5.23% Receivable-Backed Notes, $129,328,157 aggregate principal amount of Class A-4 Floating Rate Receivable-Backed Notes, $12,707,364 aggregate principal amount of Class B 5.31% Receivable-Backed Notes, $16,943,152 aggregate principal amount of Class C 5.53% Receivable-Backed Notes and $21,178,941 aggregate principal amount of Class D 6.11% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a cash collateral account established pursuant to a Pooling and Servicing Agreement annexed hereto as
Exhibit 4.3 (the "Pooling and Servicing Agreement"). The Notes were offered for sale to the public pursuant to a prospectus supplement dated March 2, 2001 to the prospectus dated February 5, 2001 (the "Prospectus").

     The Notes represent obligations of CIT Equipment Collateral 2001-1 (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as
Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture") annexed hereto as Exhibit 4.1.

     The property of the Trust primarily consists of a pool of commercial contracts consisting of true leases, finance leases and loan and security agreements and other financing arrangements for the lease/purchase of computer and telecommunication equipment, general office equipment, automotive diagnostic equipment and various other equipment (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $61,418,927 which was deposited in the cash collateral account ($19,061,046 from the proceeds of a loan made by Capita Corporation pursuant to a Loan Agreement annexed hereto as Exhibit 10.2, and $42,357,881 retained from the proceeds of the sale of the Notes pursuant to the Indenture).

     All of the Contracts were acquired by the Company from CIT Financial USA, Inc. and sold by the Company to the Trust pursuant to the Pooling and Servicing Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.     Description
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
   1.1       Underwriting Agreement among NCT Funding Company, L.L.C., CIT
             Financial USA, Inc., and Banc One Capital Markets, Inc. on behalf of itself and as representative of the several underwriters, dated
             March 2, 2001.

   4.1       Indenture between the CIT Equipment Collateral 2001-1 as Issuer and
             The Chase Manhattan Bank as Indenture Trustee, dated as of February
             1, 2001.







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

   4.2       Amended and Restated Trust Agreement between NCT Funding Company,
             L.L.C. as Trust Depositor, and Allfirst Financial Center National
             Association as Owner Trustee, dated as of February 1, 2001.

   4.3       Pooling and Servicing Agreement among CIT Equipment Collateral
             2001-1 as Issuer, NCT Funding Company, L.L.C. as Depositor, CIT
             Financial USA, Inc. in its individual capacity, and as Servicer, dated as of February 1, 2001.

   10.1      Loan Agreement among CIT Equipment Collateral 2001-1 as the Trust,
             The Chase Manhattan Bank as Indenture Trustee, NCT Funding Company,
             L.L.C. as Trust Depositor, CIT Financial USA, Inc. in its individual capacity and as Servicer, the lender parties thereto from time to time, and Capita Corporation as Agent, dated as of February 1, 2001.

   10.2      Administration Agreement among CIT Equipment Collateral 2001-1 as
             Issuer, CIT Financial USA, Inc., as Administrator, NCT Funding
             Company, L.L.C. as Trust Depositor, and The Chase Manhattan Bank, as Indenture Trustee, dated as of February 1, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CIT EQUIPMENT COLLATERAL 2001-1

                                   By: CIT FINANCIAL USA, INC.
                                       as Servicer

                                   By:   /s/ Eric S. Mandelbaum
                                       -----------------------------------
                                       Name: Eric S. Mandelbaum
                                       Title: Vice President

Dated: March 23, 2001